Power Momentum Index VIT Fund

Class 1 shares

Class 2 shares

Power Dividend Index VIT Fund

Class 1 shares

Class 2 shares

Power Income VIT Fund

Class 1 shares

Class 2 shares

(each a series of Northern Lights Variable Trust)

Supplement dated June 21, 2019,

to the Prospectus dated May 1, 2019

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Power Income VIT Fund:

The Performance Table and Index information in the section entitled “Performance” in the Fund’s prospectus is hereby restated as follows:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Years	Since Inception (4/30/2012)
Class 2 Shares	(3.31)%	(0.12)%	(0.99)%
Class 1 Shares	(1.08)%	1.93%	2.77%
Bloomberg Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	1.99%
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
Reference Index

The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

The Bloomberg Barclays Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index is weighted according to each countries market capitalization, except for Japan, which is weighted by the market capitalization of the 40 largest Japanese

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government bonds. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

The Reference Index is a combination of 80% Bloomberg Barclays Global Aggregate Bond Index, 10% of MSCI ACWI, and 10% of S&P Goldman Sachs Commodities Index. The MSCI ACWI Index represents the performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. The S&P Goldman Sachs Commodities Index is a is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

Power Dividend Index VIT Fund:

The Fund’s Principal Investment Strategies section and the section entitled “Additional Information About Principal Investment Strategies and Related Risks” of the Prospectus is hereby restated as follows:

The Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing in an index that provides a formulaic methodology for allocating investment between the S-Network Quality Sector Dividend Dogs Index (SNQDIV) and short term treasuries.

SNQDIV selects as of November 30 the top five companies with the highest ratio of free cash flow to debt from among the 10 companies with the highest dividend yields in each of the ten sectors (excluding Real Estate) of the S-Network US Equity Large/Mid-Cap 1000 Index (SN1000). Free cash flow is the amount of cash a company produces after paying for operating and capital expenses. Only companies with positive free cash flow, at least one dividend paid during the previous four quarters, and meeting an average daily traded value minimum over the previous 90 days are eligible for inclusion in SNQDIV. If there are fewer than five eligible securities represented in any sector as of the snapshot date, SNQDIV will include only those securities that qualify.

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend producing securities. The Fund will invest in as many as 50 common stocks from the universe of stocks represented in the S-Network Large/Mid Cap 1000 Index. If the Fund holds an investment in common stock of a company that is removed from the S-Network Large/Mid Cap 1000 Index, that position will be sold.

This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Dividend Index, and the Fund. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative. From time to time, the Adviser anticipates that its defensive tactical overlay may trigger multiple “positive” or negative” indicators over a period of several days. In such cases, the Adviser, in an effort to avoid incurring additional brokerage costs to the Fund, may choose not to implement a particular “buy” or “sell” signal at the time of the trigger.

The adviser seeks to achieve the Fund’s secondary investment objective by hedging the equity portfolio when its defensive tactical overlay determines a sell. The adviser hedges the portfolio by increasing allocations to cash equivalents or U.S. Treasury securities if the adviser determines the Fund should adopt a temporary defensive position due to market conditions. While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds.

Additionally, the Performance Table and Index information in the section entitled “Performance” in the Fund’s prospectus is hereby restated as follows:

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Years	Ten Years	Since Inception (1)
Class 1 Return before taxes	(8.02)%	1.07%	7.27%	3.70%
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S&P 500 TR Index (2) (reflects no deduction for fees, expenses, or taxes)	(4.38)%	8.49%	13.11%	6.86%
S&P 500 Value TR Index (3) (reflects no deduction for fees, expenses or taxes)	(8.95)%	6.06%	11.20%	4.64%
(1)	The inception date of the Power Dividend Index VIT Fund is May 1, 2007.
(2)	The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund's returns, the indexes do not reflect any fees or expenses.
(3)	The S&P 500 Value TR Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics. This Index has been selected as the Fund’s new primary benchmark as it is more representative of the Fund’s investment strategy and portfolio holdings.

Power Momentum Index VIT Fund

The Fund’s principal investment strategies section and the section entitled “Additional Information About Principal Investment Strategies and Related Risks” of the Prospectus is hereby restated as follows:

The adviser seeks to achieve the Fund’s objectives by investing in equally-weighted stocks at the beginning of each quarter that produced the highest risk-adjusted returns for the previous calendar quarter from each of the ten sectors (REITS are excluded) that comprise the S-Network Large/Mid Cap 1000 Index. The Fund seeks to replicate the returns of the adviser’s proprietary W.E. Donoghue Power Momentum Index. The Fund is predicated upon and has entered a licensing agreement with S-Network US Equity Large/Mid Cap Sharpe Ratio Index (“SNSHRPX”) for the Power Momentum Index which tracks the SNSHRPX Index of 50 stocks (five from each of the ten sectors which comprise the S-Network Large/Mid Cap 1000 Index), as determined by the highest risk-adjusted returns from the previous quarter and will reconstitute and rebalance each calendar quarter thereafter. The adviser uses a total return variation of the SNSHRPX Index to signal investment into and out of these 50 common stocks. The Fund invests in common stocks from the universe of stocks represented in the S-Network Large/Mid Cap 1000 Index which are also constituents of the SNSHRPX Index. The SNSHRPX Index selects the five stocks in each of the ten sectors that make up the S-Network Large/Mid Cap 1000 Index that have the highest 90-day Sharpe ratio. Sharpe ratio is a measure of a stock’s risk-adjusted return. This methodology is designed to convey the benefits of risk-adjusted returns, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Momentum Index, and the Fund. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative. If the Fund holds an investment in common stock of a company that is removed from the S-Network Large/Mid Cap 1000 Index, that position will be sold.

When the adviser’s defensive tactical overlay indicates a defensive position, the adviser will increase allocations to cash equivalents such as money market funds or U.S. Treasury securities in an attempt to mitigate market risk. Technical indicators are utilized on each sector individually to determine whether to be in a bullish or defensive posture.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the Power Momentum Index. While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds.

All Funds

The section entitled “Portfolio Managers” in the Prospectus for each Fund is hereby restated as follows:

Richard E. Molari, COO of the adviser, Jeffrey R. Thompson, CEO of the adviser, and William B. Dowler, Treasurer and Chief Compliance Officer of the adviser, John Forlines, Co-CIO of the adviser and Robert Shea, Co-CIO and President of the adviser each serve the Fund as a Portfolio Co-Manager. Mr. Molari, Mr. Thompson and Mr. Dowler each have served the Fund as a Portfolio Co-Manager since it commenced operations in 2017. Mr. Forlines and Mr. Shea have served the Fund as Portfolio Co-

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Managers since October 2018. Each portfolio manager is jointly and individually responsible for the day-to-day management of the Fund.

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This Supplement dated June 21, 2019, and the Funds’ Prospectus and Statement of Additional Information dated May 1, 2019, each provide information that you should know before investing in the Funds and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-7-PWRINC, or by visiting the Funds’ website at www.powermutualfunds.com.

Please retain this Supplement for future reference.